SCUDDER
INVESTMENTS (SM)
[LOGO]

--------------------------------------------------------------------------------
EQUITY/DOMESTIC
--------------------------------------------------------------------------------

Scudder Dividend & Growth Fund
Fund #303

Annual Report
December 31, 1999

Seeking high current income and long-term growth of capital through investment in income-paying equity securities.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      19   Investment Portfolio

                      26   Financial Statements

                      29   Financial Highlights

                      30   Notes to Financial Statements

                      34   Report of Independent Accountants

                      35   Tax Information

                      35   Officers and Trustees

                      36   Investment Products and Services

                      38   Scudder Solutions

Scudder Dividend & Growth Fund
--------------------------------------------------------------------------------
ticker symbol       SDGFX                                    fund number     303
--------------------------------------------------------------------------------

Date of             o    Scudder Dividend & Growth Fund outperformed its peers
Inception:               by a significant margin, ranking in the top 7% of 219
7/17/98                  equity income funds according to Lipper Analytical
                         Services.^1
Total Net
Assets as           o    Good selection in the convertible security and real
of 12/31/99:             estate investment trust portions of the portfolio made
$25 million              significant contributions to fund performance.

                    o Undervalued stocks, which typically comprise about half of the portfolio, were not in favor in 1999 as a handful of large-cap growth stocks dominated returns.

                    o The fund's position in technology stocks, which has been underweighted, was increased toward the end of the period, helping performance.


^1 Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. Total returns include reinvestment of dividends and capital gains. The fund ranked 14th among 219 equity income funds for the one-year period ended 12/31/99. Past performance is no guarantee of future results.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

In 1999 we witnessed another year of strong performance for the equity markets as large-cap growth, especially technology stocks, recorded impressive returns. Against the current backdrop of high consumer confidence, robust economic growth, and relatively low inflation, these generous returns have had the potential to make other asset classes seem less important to an investor's overall portfolio. Strong gains in certain sectors can have the effect of unintentionally increasing one's exposure to a particular asset class or industry sector. Given this potential, we encourage shareholders to carefully review their holdings to ensure that current allocations continue to match their objectives and provide adequate exposure to several asset classes.

As a shareholder in Scudder Dividend & Growth Fund, you already hold a core component of a well-diversified portfolio. We believe the fund's combination of investments in undervalued stocks, convertible securities, and real estate investment trusts has the potential to provide competitive returns and a measure of protection in periods of market decline. With a few high growth stocks leading market returns over the last few years, we think this fund has the potential to stand out, especially if the currently high valuations of some growth stocks prove unsustainable. For a detailed discussion of management's investment strategy and portfolio positioning, I encourage you to read the Portfolio

Management Discussion with Kathleen Millard, Nicholas Anisimov, and Gregory Adams beginning on page 10.

For current information on the fund and your account, visit our Internet Web site at www.scudder.com. There you'll find a wealth of information, including the fund's most recent performance, the latest news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

In closing, I would like to inform you that Daniel Pierce, president of the fund, retired in June 1999. At that time I assumed his role and responsibilities. We are fortunate that Dan's long-standing affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel. I am pleased to join the fund's team in this capacity, and look forward to serving your interests.

Thank you for your continued investment in Scudder Dividend & Growth Fund.

Sincerely,


/s/Lynn S. Birdsong
Lynn S. Birdsong
President,
Scudder Dividend & Growth Fund

Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE


                                                        S&P 500 Index (60%),
                                                        Morgan Stanley Real
                                                        Estate Investment
                                                        Trust Index (20%),
        Scudder Dividend                                Merrill Lynch All
          & Growth Fund          S&P 500 Index*         Convertible Index (20%)*

       7/17/98**    10000            10000                   10000
          7/98       9408             9447                    9493
          9/98       8832             8599                    8726
         12/98       9599            10431                   10025
          3/99       9921            10950                   10335
          6/99      10917            11723                   11138
          9/99      10088            10991                   10465
         12/99      11155            12626                   11946


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Period ended 12/31/1999        $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Dividend & Growth Fund
--------------------------------------------------------------------------------
1 year                        $ 11,620               16.20%              16.20%
--------------------------------------------------------------------------------
Life of Fund**                $ 11,155               11.55%               7.79%
--------------------------------------------------------------------------------
S&P 500 Index (60%), Morgan Stanley Real Estate Investment Trust Index (20%), Merrill Lynch All Convertible Index (20%)*
--------------------------------------------------------------------------------
1 year                        $ 11,916               19.16%              19.16%
--------------------------------------------------------------------------------
Life of Fund**                $ 11,946               19.46%              12.97%
--------------------------------------------------------------------------------



* The Standard and Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Morgan Stanley Real Estate Investment Trust Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The Merrill Lynch All Convertible (MLAC) Index is composed of all types of U.S. domestic convertible instruments (bonds, preferred, etc.). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on July 17, 1998. Index comparisons begin on July 17, 1998.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

                            Periods ended December 31

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE


                                   S&P 500 Index (60%), Morgan
                                   Stanley Real Estate Investment
         Scudder Dividend &        Trust Index (20%), Merrill Lynch
         Growth Fund               All Convertible Index (20%)*

            1998     -4.00                  -0.34
            1998     16.20                  19.16


                                    1998         1999
--------------------------------------------------------------------------------
Fund Total
Return (%)                         -4.00        16.20
--------------------------------------------------------------------------------
Index Total
Return (%)                          -.34        19.16
--------------------------------------------------------------------------------
Net Asset
Value ($)                          11.35        12.76
--------------------------------------------------------------------------------
Income
Dividends ($)                        .17          .40
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)                     --           --
--------------------------------------------------------------------------------

* The Standard and Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Morgan Stanley Real Estate Investment Trust Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The Merrill Lynch All Convertible (MLAC) Index is composed of all types of U.S. domestic convertible instruments (bonds, preferred, etc.). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

     Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                               December 31, 1999


--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Common Stocks               48%
REITs                       18%
Convertible Preferred        8%
Short Term Investments       6%
Convertible Bonds           20%
--------------------------------
                           100%
--------------------------------

The fund's convertible and REIT holdings outperformed their respective asset classes by a wide margin.


--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------
(Excludes 6% Short Term Investments)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

REIS                        18%
Communications              14%
Technology                  13%
Financial                   11%
Health                       8%
Media                        8%
Manufacturing                7%
Energy                       5%
Durables                     2%
Service Industries           4%
Other                       10%
--------------------------------
                           100%
--------------------------------

An increased exposure to technology in the common stock portion of the portfolio contributed significantly to performance.

--------------------------------------------------------------------------------
Ten Largest Holdings
--------------------------------------------------------------------------------
(24% of Portfolio)

1.   Boston Properties, Inc. (REIT)
     Commercial and industrial real estate developer

2.   Spieker Properties, Inc. (REIT)
     Independent equity investment trust which owns and develops commercial real estate

3.   Omnicom Group, Inc.
     Leading advertising company

4.   Corning, Inc.
     Specialty glass manufacturer

5.   Equity Office Properties Trust (REIT)
     Owner of office properties and parking facilities

6.   Taubman Centers, Inc. (REIT)
     Real estate investment trust company

7.   Global Crossing Ltd.
     Internet communication services

8.   Interpublic Group of Companies, Inc.
     Advertising agency

9.   American International Group, Inc.
     Provider of insurance

10.  Siebel Systems, Inc.
     Supplier of marketing and customer service information systems


Rather than holding a large number of REITs, management has focused on building meaningful positions in a few well managed companies with strong positions.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               December 31, 1999

In the following interview, portfolio managers Kathleen T. Millard, Nicholas Anisimov, and Gregory S. Adams discuss the market environment and their approach to managing the fund.

Q: A handful of growth stocks dominated market returns over the year, despite a brief rally in value-oriented securities in the second calendar quarter. How did dividend-producing equity securities perform?

A: Value stocks, which constitute the majority of the fund's investments, were not in favor. For most of the year, U.S. stock market performance remained concentrated in a few high growth stocks. Meanwhile, other equity securities remained flat or declined. This environment especially impacted real estate investment trusts (REITs) and undervalued stocks. The phenomenon is similar to the environment in 1998, but the disparity was even more pronounced in 1999. The returns of the Russell indices show that the performance spread between growth and value stocks widened. (See Total returns table below.)

Q: How did the fund perform?

A: The fund performed very well relative to its peers. For the 12-month period, it ranked in the top 7% of 219 equity income funds according to Lipper Analytical Services. However, equity income funds overall trailed the 21.04% return of the unmanaged S&P 500 Index due, in part, to the significant component of technology stocks in the index and their exceptional performance over the year.



--------------------------------------------------------------------------------
Total returns
--------------------------------------------------------------------------------
                                     Growth           Value          Difference
--------------------------------------------------------------------------------
1998                                  33.71%          15.63%           18.08%
1999                                  33.16%           7.35%           25.81%
--------------------------------------------------------------------------------

All indices are unmanaged and reflect performance for the 12-month periods ended 12/31. The Russell 1000 Growth Index represents large-cap growth stocks; the Russell 1000 Value Index represents large-cap value stocks.

Q: The fund invests in three major areas: undervalued common stocks, convertible securities, and REITs. How did the portfolio perform in each respective area?

A: At the end of the period, the fund had 48% in common stocks, 28% in convertibles, and 18% in REITs. Relative to our benchmark for convertibles, the fund's holdings performed exceptionally well, up 48.40% versus 39.56% for the unmanaged Merrill Lynch All Convertible Index. While REITs overall reported negative returns (the Morgan Stanley REIT Index returned -4.55%) your holdings in this area outperformed the index by a wide margin, up 4.35%. We are pleased with this achievement, especially given the difficult market environment for REITs in 1999. The common stock portion of the portfolio -- reflecting the weak performance of value stocks -- returned only 7.98%. As mentioned earlier, the fund's underweighting of the strongest performing common stock sector -- technology -- was a significant disadvantage over much of the year.

Q: In the common stock portion of the portfolio you broadened the fund's investment universe by adding additional variables to the selection process. What enhancements were made?

A: As you may know, we modified the fund's stock selection criteria last summer so that we would not have to rely solely on our relative dividend yield strategy to uncover undervalued stocks. In short, we added several criteria -- including price/earnings and price/cash flow ratios -- to our selection process. We think this enhancement will enable us to increase the fund's exposure on an opportunistic basis to sectors that are heavily populated by low- or non-dividend-paying stocks, such as those in the health care and technology sectors. By broadening the investment universe and sector base of the common stock portion of the portfolio, we believe that the fund will have greater opportunities to outperform over the long term.

Q: Why was the investment criteria expanded for common stocks?

A: In recent years, there has been a fundamental shift in U.S. corporate policy in favor of share repurchases and the reinvestment of cash flows, rather than in making regular dividend payments to stockholders. For instance, 36% of the largest 1000 companies as measured by the Russell 1000 Index pay no dividends. In addition, fully 25% of the companies that comprise the Russell 1000 Value Index also make no dividend payments. Our relative dividend yield strategy excluded these stocks, even though many were attractive values by other measures.

Q: Have you been able to take advantage of the expanded investment universe?

A: We doubled our stock holdings in the technology area in the fourth quarter while still maintaining our commitment to undervalued stocks. The fund has traditionally underweighted tech due to its reliance on the relative yield strategy. We added Electronic Data Systems, Microsoft, America Online, Compaq Computer, Intel, IBM, Hewlett-Packard, and Oracle. While the increased weighting helped the fund tremendously, our benchmark -- the S&P 500 -- still held a larger sector weighting in tech (30% of the index). The performance difference in the quarter is attributed primarily to the fund's smaller weighting in technology stocks.

Q: Oracle and Intel represent your two largest tech positions among your common stock holdings. What is your outlook for these two companies?

A: Within the tech sector, we are overweighted in software, semiconductors, and telecommunications stocks, while remaining underweighted in hardware companies. In the case of Oracle, we are positive on the company. It has a unique position. Oracle supplies software products that many corporations use to manage information, including e-commerce and e-business applications. The company offers leading products in many areas and our earnings outlook is currently favorable. Although Intel lagged other semiconductor stocks in 1999, the stock is one of our semiconductor analyst's top picks for 2000. Essentially, the company is a proxy for microprocessors, which are used in an increasingly wide range of applications. We think the stock is attractively valued and we are expecting earnings to reaccelerate this year.

Q: Were there other factors that impacted the stock portion of the portfolio?

A: We had a number of sectors and positions that contributed positively to the fund's performance for the year. The fund benefited from strong stock selection in communications (Sprint, Global Crossing, Alltel, and Bell Atlantic/GTE), energy (Total Fina), and construction (Weyerhaeuser). However, weak stock selection in finance (XL Capital, Banc One, First Union, and Fleet Boston Financial) and manufacturing (Lyondell Petrochemical) were significant detractors.

Q: Finance is the largest industry sector in the stock portion of the portfolio, reflecting the fund's value-orientation. With interest rates rising, how did you manage this sector?

A: Our strategy in financial stocks has been to emphasize companies with scale and global reach. We have emphasized the insurance segment for two reasons: We expect a pricing recovery for property and casualty companies and these companies are not exposed to the negative effects of rising interest rates as are other financials. We are avoiding niche players on the theory that their products are about to be "commoditized" by larger competitors seeking incremental margin. Niche players are also more vulnerable to disintermediation by Internet-based distribution. Scale and global reach should help offset local interest rate and credit pressures.

We are equal-weighted in banks versus the S&P 500, but deeply underweighted (50% of the benchmark weighting) versus value benchmarks, a performance risk if financial stocks outperform. However, this scenario requires a positive interest rate backdrop, which does not appear likely for at least six months given the Federal Reserve's current bias to raise interest rates. Meanwhile, the near term outlook for bank earnings is weakening and the appetite for bank-to-bank consolidation is waning. The group has been underperforming since mid-1998, but historically valuation has not been a good anchor for banks during periods of credit deterioration.

Q: Did you make other changes to the portfolio?

A: We reduced some of the fund's industry sector bets in favor of making the fund more sector-neutral. Our rationale for this market-weighting is driven by our individual stock selection approach. Since we believe that one of our core competencies is fundamental research and analysis of companies, we prefer that it drive our selection process. Specifically, we moved out of some illiquid and smaller-cap holdings, and reduced our exposure to communications stocks. The fund's holdings of regional bell operating companies (RBOCs) and other communications companies was also reduced, but it is still more than the S&P 500 communications sector weighting of about 8%.

Q: Given the fund's overweighting in energy, are you expecting a market correction?

A: While there is always a possibility of a market decline in the short run, we do not make big sector bets based on where we think the overall economy or markets might be going. The fund's sector weightings are determined largely by our valuation screen, company fundamentals, and risk control measures we employ in managing the fund (see Security Selection Process below). With regard to the energy sector, we are overweighted in this area mainly because valuations are attractive and our earnings forecast for many companies in this sector is very strong. The

                   Security Selection Process -- Common Stocks
--------------------------------------------------------------------------------
3-Step Investment Process
--------------------------------------------------------------------------------

Valuation                  Fundamental Research      Risk Management
--------------------------------------------------------------------------------
Criteria                   Analyst ratings are       Company Specific Risk
--------                   used to narrow the        ---------------------
Multi-factor model         list. Focus is on the     Manage valuation,
screens stocks for         management strategy of    fundamentals, and
attractive valuations.     the company and the       position sizes.
                           dynamics of the
Rank stocks by quintile    company's financial       Portfolio Risk
-----------------------    statements.               --------------
o    1-2 Buy                                         Maintain
o    3-4 Hold                                        diversification, value
o    5   Sell                                        tilt, and monitor
                                                     performance deviation
                                                     from S&P 500.
--------------------------------------------------------------------------------

higher price of oil should help the earnings of a number of companies and we have attempted to invest in the best names that meet our criteria in this area.

Q: The REIT and convertible securities portions of the portfolio outperformed their benchmarks by a wide margin. Please describe the investment environment and what contributed to these strong gains.

A: The economic environment for REITs has been the best that it has ever been. We have had strong economic growth, rising income levels, strong domestic job growth, and low vacancy rates. In addition, the low inflation and relatively low interest rates environment in 1999 has been positive. Given the overwhelmingly favorable conditions in 1999, why was this sector's performance negative? We think that investors have a perception that: "If the environment for REITs is so good right now, how can it get any better?" Secondly, the rising rate environment has been perceived as a negative for REITs. We believe that REITs tend to perform better than classic "rate sensitive" stocks, e.g., finance stocks, over the long term. Third, REITs are not technology stocks and, as such, have been out of favor as most domestic investor cash flows have gone into technology and high growth stocks.

Q: Where have you focused the fund's REIT holdings?

A: We have continued to concentrate on selecting the right REITs that we think are delivering consistently high growth. Spieker Properties, one of our top holdings, is a good example. The company is in the office building segment and has a large commitment to properties in Silicon Valley. In our opinion, this location places the firm at the center of the most rapidly growing part of the global economy -- the U.S. technology sector. We believe that this positioning and the strength of the firm's management team is evident in the company's excellent performance in 1999. Boston Properties has been another strong performer. This company is in the office sector and has concentrated holdings in four major metropolitan areas: New York, Boston, Washington, D.C., and San Francisco. With supply constrained in these markets and an entrepreneurial management team at the helm, we believe Boston Properties should continue to add to its good performance.

Two well-managed REITs in the regional mall sector held back performance -- General Growth Properties and Taubman Centers. Apparently some investors worried that Internet shopping would hurt "bricks and mortar" retailers. This assumption proved false as mall shoppers turned out in record numbers in the fourth quarter. General Growth and Taubman are focusing on properties that attract shoppers with excellent demographic characteristics, which allows them to sign leases with high quality, rapidly growing tenants, such as The Gap, Abercrombie & Fitch, and Target. As a result, we view these firms as temporarily out of favor.

Q: What about the fund's convertible securities holdings?

A: Of the fund's three major asset classes, its convertible securities holdings provided outstanding returns. Overall, convertibles rose strongly, but our holdings outperformed the convertible market and the S&P 500 by a significant margin. We were helped by holdings in the technology, advertising, and pharmaceuticals sectors. The fund benefited from substantial gains from our holdings of QUALCOMM, Omnicom, Interpublic Group of Companies, and IDEC Pharmaceutical. A few positions held back performance, including Alza Pharmaceuticals (a takeover by Abbott Labs failed to materialize), Monsanto, and Alpharma.

Q: What is your overall outlook for the fund?

A: Our goal is to achieve first quartile performance among our peers and to beat the S&P 500 Index. We are pleased that we have achieved the first part of this goal over the fiscal period. We believe that the fund's broadened investment universe will provide the portfolio with additional opportunities to outperform the S&P 500 over the long term. While the enhancements to the common stock portion of the portfolio have only recently been implemented and may take time to show results, we are confident that we will be able to achieve both of these goals. We also have favorable outlooks for REITs and convertible securities. When the Federal Reserve completes it program of raising interest rates, we expect REITs to recover after adjusting to the higher rate environment. For convertibles, we will continue to focus on investing in these securities as a means to participate in growing companies, often at more reasonable prices than a firm's common stock.

Scudder Dividend & Growth Fund:
A Team Approach to Investing

Scudder Dividend & Growth Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Kathleen T. Millard joined the Adviser in 1991 as a portfolio manager. Ms. Millard began her investment career in 1983.

Portfolio manager Nicholas Anisimov focuses on the fund's convertible securities investments. Mr. Anisimov joined the Adviser in 1987. Mr. Anisimov is a Chartered Financial Analyst with 14 years of industry experience.

Portfolio manager Gregory S. Adams joined the fund in 1999 and focuses on stock selection and investment strategy. Mr. Adams has worked in the investment industry since 1987 and at the Adviser since 1999.


Investment Portfolio                                                  as of December 31, 1999
---------------------------------------------------------------------------------------------


                                                                    Principal
                                                                     Amount ($)     Value ($)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Short Term Investments 6.3%
---------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 1.50%** with various
maturities to 1/3/2000 (Cost $1,563,870) ..........................   1,564,000   1,563,870

---------------------------------------------------------------------------------------------
Convertible Bonds 20.1%
---------------------------------------------------------------------------------------------
Health 4.7%
Biotechnology 1.4%
Centocor Inc., 4.75%, 2/15/2005 ...................................     249,000     333,660
                                                                                  ---------
Pharmaceuticals 3.3%
Alpharma Inc., 5.75%, 4/1/2005 ....................................     309,000     367,132
IDEC Pharmaceutical Corp., 0%, 2/16/2019* .........................     328,000     436,240
                                                                                  ---------
                                                                                    803,372
                                                                                  ---------
Communications 1.4%
Telephone/Communications 1.4%
Nextel Communications, 4.75%, 7/1/2007 ............................     154,000     347,270
                                                                                  ---------
Financial 2.8%
Insurance 1.2%
American International Group, Inc., 2.25%, 7/30/2004 ..............     194,000     302,883
                                                                                  ---------
Other Financial Companies 1.6%
American Express Corp, 1.125%, 2/19/2003 ..........................     282,000     399,735
                                                                                  ---------
Media 6.2%
Advertising 4.7%
Interpublic Group of Companies, Inc., 1.8%, 9/16/2004 .............     325,000     507,406
Omnicom Group, Inc., 4.25%, 1/3/2007 ..............................     203,000     650,361
                                                                                  ---------
                                                                                  1,157,767
                                                                                  ---------
Cable Television 1.5%
EchoStar Communications Corp., 4.875%, 1/1/2007 ...................     300,000     368,250
                                                                                  ---------
Technology 5.0%
Computer Software 2.0%
Siebel Systems, Inc., 5.5%, 9/15/2006 .............................     253,000     489,555
                                                                                  ---------

    The accompanying notes are an integral part of the financial statements.


                                       19

                                                                      Principal
                                                                       Amount ($)  Value ($)
---------------------------------------------------------------------------------------------
EDP Peripherals 1.2%
EMC Corp., 3.25%, 3/15/2002 .......................................      30,000     289,275
                                                                                  ---------
Electronic Components/Distributors 1.8%
Solectron Corp., 0% 1/27/2019* ....................................     580,000     435,544
                                                                                  ---------
---------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $3,934,511)                                         4,927,311
---------------------------------------------------------------------------------------------

                                                                                    Shares
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Convertible Preferred Stocks 8.4%
---------------------------------------------------------------------------------------------
Communications 5.0%
Cellular Telephone 2.0%
QUALCOMM Financial Trust, 5.75%, ..................................         477     468,891
                                                                                  ---------
Miscellaneous 3.0%
Global Crossing Ltd., 6.375% ......................................       3,000     376,500
UnitedGlobalCom Inc., 7% ..........................................       6,000     379,500
                                                                                  ---------
                                                                                    756,000
                                                                                  ---------
Financial 1.2%
Other Financial Companies
American General Deleware LLC, 6% .................................       3,300     310,613
                                                                                  ---------
Media 0.8%
Print Media
Tribune Co., 2% ...................................................       1,200     189,000
                                                                                  ---------
Service Industries 1.4%
EDP Services
PSINet Inc., 6.75% ................................................       6,000     350,250
                                                                                  ---------
---------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $1,605,957)                              2,074,754
---------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


                                       20

                                                                       Shares    Value ($)
------------------------------------------------------------------------------------------
Common Stocks 65.2%
------------------------------------------------------------------------------------------
Consumer Discretionary 1.0%
Department & Chain Stores
Wal-Mart Stores, Inc. ...........................................       3,500     241,938
                                                                                ---------
Consumer Staples 2.4%
Alcohol & Tobacco 0.6%
Anheuser-Busch Companies, Inc. ..................................       2,000     141,750
                                                                                ---------
Food & Beverage 0.9%
H.J. Heinz Co. ..................................................       3,200     127,400
PepsiCo, Inc. ...................................................       2,600      91,650
                                                                                ---------
                                                                                  219,050
                                                                                ---------
Package Goods/Cosmetics 0.9%
Avon Products, Inc. .............................................       6,900     227,700
                                                                                ---------
Health 3.6%
Hospital Management 0.2%
Columbia/HCA Healthcare Corp. ...................................       1,500      43,969
                                                                                ---------
Pharmaceuticals 3.4%
American Home Products Corp. ....................................       5,800     228,738
Bristol-Myers Squibb Co. ........................................       2,600     166,888
Glaxo Wellcome PLC (ADR) ........................................       2,000     111,750
Johnson & Johnson ...............................................       2,500     232,813
SmithKline Beecham PLC (ADR) ....................................       1,700     109,544
                                                                                ---------
                                                                                  849,733
                                                                                ---------
Communications 6.4%
Telephone/Communications
AT&T Corp. ......................................................       1,200      60,900
Alltel Corp. ....................................................       1,400     115,763
Bell Atlantic Corp. .............................................       3,700     227,781
BellSouth Corp. .................................................       7,500     351,094
GTE Corp. .......................................................       3,400     239,913
Global Crossing Ltd.* ...........................................       3,730     186,500
SBC Communicatons, Inc. .........................................       5,100     248,625
Sprint Corp. ....................................................       2,400     161,550
                                                                                ---------
                                                                                1,592,126
                                                                                ---------


    The accompanying notes are an integral part of the financial statements.


                                       21

                                                                       Shares    Value ($)
------------------------------------------------------------------------------------------
Financial 25.5%
Banks 2.0%
Chase Manhattan Corp. ...........................................       2,400     186,450
First Union Corp. ...............................................       2,900      95,156
FleetBoston Financial Corp. .....................................       3,400     118,363
US Bancorp ......................................................       5,000     119,063
                                                                                ---------
                                                                                  519,032
                                                                                ---------
Insurance 2.1%
American International Group, Inc. ..............................       1,800     194,625
Marsh & McLennan Companies, Inc. ................................       2,100     200,944
XL Capital Ltd. "A" .............................................       2,400     124,500
                                                                                ---------
                                                                                  520,069
                                                                                ---------
Consumer Finance 1.6%
American Express Co. ............................................         500      83,125
Citigroup, Inc. .................................................       4,300     238,919
SLM Holding Corp. ...............................................       1,800      76,050
                                                                                ---------
                                                                                  398,094
                                                                                ---------
Other Financial Companies 1.7%
Federal National Mortgage Association ...........................       3,600     224,775
Morgan Stanley Dean Witter & Co. ................................       1,400     199,850
                                                                                ---------
                                                                                  424,625
                                                                                ---------
Real Estate 18.1%
AMB Property Corp (REIT) ........................................      24,300     484,481
Arden Realty Group, Inc. (REIT) .................................      23,100     463,444
Boston Properties, Inc. (REIT) ..................................      27,300     849,702
Equity Office Properties Trust (REIT) ...........................      23,600     581,150
Equity Residential Properties Trust (REIT) ......................       7,000     298,813
General Growth Properties, Inc. (REIT) ..........................       4,400     123,200
ProLogis Trust (REIT) ...........................................      18,700     359,975
Spieker Properties, Inc. (REIT) .................................      20,300     739,681
Taubman Centers, Inc. (REIT) ....................................      53,100     570,825
                                                                                ---------
                                                                                4,471,271
                                                                                ---------
Media 0.9%
Broadcasting & Entertainment 0.6%
Walt Disney Co. .................................................       4,700     137,475
                                                                                ---------
Cable Television 0.3%
Comcast Corp. "A" ...............................................       1,600      80,400
                                                                                ---------


    The accompanying notes are an integral part of the financial statements.


                                       22

                                                                      Shares  Value ($)
---------------------------------------------------------------------------------------
Service Industries 1.9%
EDP Services 0.8%
Electronic Data Systems Corp. ...................................     3,000   200,813
                                                                              -------
Environmental Services 0.1%
Transocean Sedco Forex Inc. .....................................       213     7,189
                                                                              -------
Printing/Publishing 1.0%
McGraw-Hill, Inc. ...............................................     4,000   246,500
                                                                              -------
Durables 1.5%
Aerospace 0.7%
Rockwell International Corp. ....................................     3,500   167,563
                                                                              -------
Automobiles 0.8%
Ford Motor Co. ..................................................     3,900   208,406
                                                                              -------
Manufacturing 6.7%
Chemicals 1.7%
Dow Chemical Co. ................................................     2,600   347,425
E.I. du Pont de Nemours & Co. ...................................     1,300    85,638
                                                                              -------
                                                                              433,063
                                                                              -------
Electrical Products 1.8%
Emerson Electric Co. ............................................     2,200   126,225
General Electric Co. ............................................     2,100   324,975
                                                                              -------
                                                                              451,200
                                                                              -------
Industrial Specialty 2.4%
Corning, Inc. ...................................................     4,600   593,113
                                                                              -------
Machinery/Components/Controls 0.8%
Parker-Hannifin Corp. ...........................................     4,000   205,250
                                                                              -------
Technology 7.0%
Computer Software 3.9%
America Online, Inc. ............................................     2,400   181,050
Computer Associates International, Inc. .........................     2,300   160,856
Microsoft Corp.* ................................................     2,100   245,175
Oracle Corp.* ...................................................     3,300   369,806
                                                                              -------
                                                                              956,887
                                                                              -------
Electronic Data Processing 1.2%
Compaq Computer Corp. ...........................................     2,200    59,538



    The accompanying notes are an integral part of the financial statements.


                                       23

                                                                     Shares   Value ($)
---------------------------------------------------------------------------------------
Hewlett-Packard Co. .............................................       800    91,150
International Business Machines Corp. ...........................     1,300   140,400
                                                                              -------
                                                                              291,088
                                                                              -------
Semiconductors 1.9%
Conexant Systems, Inc.* .........................................     2,100   139,388
Intel Corp. .....................................................     3,900   321,019
                                                                              -------
                                                                              460,407
                                                                              -------
Energy 4.7%
Oil & Gas Production 1.0%
Conoco, Inc. "A" ................................................     4,600   113,875
Royal Dutch Petroleum Co. (New York shares) .....................     2,300   139,006
                                                                              -------
                                                                              252,881
                                                                              -------
Oil Companies 3.5%
Exxon Mobil Corp. ...............................................     3,036   244,588
Texaco, Inc. ....................................................     4,600   249,838
Total Fina SA (ADR) .............................................     5,407   374,435
                                                                              -------
                                                                              868,861
                                                                              -------
Oilfield Services/Equipment 0.2%
Schlumberger Ltd. ...............................................     1,100    61,875
                                                                              -------
Metals & Minerals 0.3%
Steel & Metals
Alcoa, Inc. .....................................................       900    74,700
                                                                              -------
Construction 0.9%
Forest Products
Weyerhaeuser Co. ................................................     3,000   215,438
                                                                              -------
Transportation 0.8%
Airlines 0.3%
AMR Corp. .......................................................     1,300    87,100
                                                                              -------
Railroads 0.5%
CSX Corp. .......................................................     3,800   119,225
                                                                              -------
Utilities 1.5%
Electric Utilities
ScottishPower plc ...............................................     7,714   215,992
Unicom Corp. ....................................................     4,500   150,750
                                                                              -------
                                                                              366,742
                                                                              -------


    The accompanying notes are an integral part of the financial statements.


                                       24

                                                                     Shares Value ($)
------------------------------------------------------------------------------------
Miscellaneous 0.1%
Miscellaneous
Standard & Poor's 500 Depository Receipt Trust Series I .........       154    22,619
                                                                              -------
Total Common Stocks (Cost $15,586,303)                                     16,158,152
---------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $22,690,642) (a)                24,724,087
---------------------------------------------------------------------------------------

*    Non-income producing

**   Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $22,713,484. At December 31, 1999, net unrealized appreciation for all securities based on tax cost was $2,010,603. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,368,074 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,357,471.



    The accompanying notes are an integral part of the financial statements.


Financial Statements
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
----------------------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $22,690,642) .......................   $ 24,724,087
Cash .........................................................................          1,910
Dividends receivable .........................................................         60,181
Interest receivable ..........................................................         26,330
Receivable for Fund shares sold ..............................................         25,257
Foreign taxes recoverable ....................................................          2,239
Other assets .................................................................         10,146
                                                                                 ------------
Total assets .................................................................     24,850,150

Liabilities
----------------------------------------------------------------------------------------------
Payable for Fund shares redeemed .............................................         54,738
Due to Adviser ...............................................................          7,800
Other accrued expenses and payables ..........................................         45,147
                                                                                 ------------
Total liabilities ............................................................        107,685
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 24,742,465
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on:
Investments ..................................................................      2,033,445
Accumulated net realized gain (loss) .........................................       (508,359)
Paid-in capital ..............................................................     23,217,379
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 24,742,465
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($24,742,465 /
  1,939,138 outstanding shares of beneficial interest, $.01 par value, unlimited ------------
  number of shares authorized) ...............................................   $      12.76
                                                                                 ------------



    The accompanying notes are an integral part of the financial statements.


                                       26

----------------------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
----------------------------------------------------------------------------------------------

Investment Income
----------------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $1,696) ..........................   $    664,997
Interest .....................................................................        104,294
                                                                                 ------------
Total income .................................................................        769,291
                                                                                 ------------
Expenses:
Management fee ...............................................................        181,066
Services to shareholders .....................................................        110,392
Custodian and accounting fees ................................................         51,362
Trustees' fees and expenses ..................................................         19,405
Reports to shareholders ......................................................         56,260
Auditing .....................................................................         22,280
Legal ........................................................................          6,560
Registration fees ............................................................         48,519
Other ........................................................................          3,063
                                                                                 ------------
Total expenses, before expense reductions ....................................        498,907
Expense reductions ...........................................................       (317,792)
                                                                                 ------------
Total expenses, after expense reductions .....................................        181,115
----------------------------------------------------------------------------------------------
Net investment income (loss)                                                          588,176
----------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ..................................................................        445,900
Foreign currency related transactions ........................................            (15)
                                                                                 ------------
                                                                                      445,885
Net unrealized appreciation (depreciation) during the period on:
Investments ..................................................................      2,454,113
----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                          2,899,998
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $  3,488,174
----------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  For the period
                                                                  July 17, 1998
                                                                  (commencement
                                                                  of operations)
                                                   Year Ended          to
                                                  December 31,     December 31,
Increase (Decrease) in Net Assets                     1999            1998
--------------------------------------------------------------------------------
Operations:
Net investment income (loss) ....................  $    588,176    $    356,956
Net realized gain (loss) on investment
  transactions ..................................       445,885        (870,914)
Net unrealized appreciation (depreciation) on
  investment transactions during the period .....     2,454,113        (420,668)
                                                   ------------    -------------
Net increase (decrease) in net assets resulting
  from operations ...............................     3,488,174        (934,626)
                                                   ------------    -------------
Distributions to shareholders:
From net investment income ......................      (771,938)       (360,021)
                                                   ------------    -------------
Fund share transactions:
Proceeds from shares sold .......................     6,182,288      30,200,611
Reinvestment of distributions ...................       707,787         328,598
Cost of shares redeemed .........................    (9,500,482)     (4,599,126)
                                                   ------------    -------------
Net increase (decrease) in net assets from Fund
  share transactions ............................    (2,610,407)     25,930,083
                                                   ------------    -------------
Increase (decrease) in net assets ...............       105,829      24,635,436
Net assets at beginning of period ...............    24,636,636           1,200
Net assets at end of period (including
  undistributed net investment income of $6,261,   ------------    -------------
  at December 31, 1998) .........................   $ 24,742,465    $ 24,636,636
                                                   ------------    -------------

Other Information
--------------------------------------------------------------------------------
Shares outstanding at beginning of period .......     2,170,880             100
                                                   ------------    -------------
Shares sold .....................................       505,029       2,567,341
Shares issued to shareholders in reinvestment of
  distributions .................................        58,067          29,706
Shares redeemed .................................      (794,838)       (426,267)
                                                   ------------    -------------
Net increase (decrease) in Fund shares ..........      (231,742)      2,170,780
                                                   ------------    -------------
Shares outstanding at end of period .............     1,939,138       2,170,880
                                                   ------------    -------------



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.



--------------------------------------------------------------------------------
Years Ended December 31,                                         1999    1998(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $11.35  $12.00
                                                               -----------------
--------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------
  Net investment income (loss) (a)                                 29     .17
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                                        1.52    (.65)
                                                               -----------------
--------------------------------------------------------------------------------
  Total from investment operations                               1.81    (.48)
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                                          (.40)   (.17)
                                                               -----------------
--------------------------------------------------------------------------------
  Total distributions                                            (.40)   (.17)
--------------------------------------------------------------------------------
Net asset value, end of period                                 $12.76  $11.35
                                                               -----------------
--------------------------------------------------------------------------------
Total Return (%) (c)                                            16.20   (4.00)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             25      25
--------------------------------------------------------------------------------
Ratio of expenses to before expense reductions (%)               2.07    2.56*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                    .75     .75*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        2.44    3.36*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        93      41*
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the period July 17, 1998 (commencement of operations) to December
     31,1998.

(c)  Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Dividend and Growth Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 1999 the Fund had a net tax basis capital loss carryforward of approximately $407,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2006, the expiration date. In addition, from November 1, 1999 through December 31,1999 the Fund incurred approximately $82,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2000.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

For the year ended December 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $21,820,590 and $25,268,907, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of approximately 0.75% of the Fund's average daily net assets computed and accrued daily and payable monthly. In addition, the Adviser agreed not to impose all or a portion of its management fee until April 30, 2000 and to maintain the annualized expenses of the Fund at no more than 0.75% of the average daily net assets. For the year ended December 31, 1999, the Adviser did not impose any of its fee, which amounted to $181,066. In addition, during the year ended December 31, 1999, the Adviser reimbursed the Fund $120,981 for losses incurred in connection with equity securities trading.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1999, SSC did not impose a portion of its fee aggregating $96,432, and the amount imposed aggregated $6,188.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended December 31, 1999, STC did not incur any such fees.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1999, SFAC did not impose any of its fee, which amounted to $37,826.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1999, Trustees' fees and expenses aggregated $19,405.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the year ended December 31, 1999, the Fund's custodian and transfer agent fees were reduced by $1,846 and $622, respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Accountants
--------------------------------------------------------------------------------


To the Trustees of Investment Trust and the Shareholders of Scudder Dividend & Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Dividend & Growth Fund (the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
February 25, 2000

Tax Information
--------------------------------------------------------------------------------
                                                               December 31, 1999

For corporate shareholders, 41% of the income dividends paid during the Fund's fiscal year ended December 31, 1999 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.


Officers and Trustees
--------------------------------------------------------------------------------

Lynn S. Birdsong*                             Bruce F. Beaty*
   o  President and Trustee                      o  Vice President

Henry P. Becton, Jr.                          Jennifer P. Carter*
   o  Trustee; President and General             o  Vice President
      Manager, WGBH Educational
      Foundation                              James M. Eysenbach*
                                                 o  Vice President
Dawn-Marie Driscoll
   o  Trustee; President, Driscoll            William F. Gadsden*
      Associates; Executive Fellow,              o  Vice President
      Center for Business Ethics, Bentley
      College                                 Valerie F. Malter*
                                                 o  Vice President
Peter B. Freeman
   o  Trustee, Corporate Director             Ann M. McCreary*
                                                 o  Vice President
George M. Lovejoy, Jr.
   o  Trustee; President and Director,        Kathleen T. Millard*
      Fifty Associates                           o  Vice President

Wesley W. Marple, Jr.                         Robert D. Tymoczko*
   o  Trustee; Professor of Business             o  Vice President
      Administration, Northeastern
      University                              John Millette*
                                                 o  Vice President and Secretary
Kathryn L. Quirk*
   o  Trustee, Vice President                 John R. Hebble*
      and Assistant Secretary                    o  Treasurer

Jean C. Tempel                                Caroline Pearson*
   o  Trustee; Venture Partner,                  o  Assistant Secretary
      Internet Capital Group
                                              *Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER INVESTMENTS (SM)
[SCUDDER LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial
Services Group